UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017

GOLDEN ENTERTAINMENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Minnesota	000-24993	41-1913991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6595 S Jones Blvd, Las Vegas, Nevada		89118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 893-7777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 20, 2017, Golden Entertainment, Inc. (the “Company”) completed the acquisition of all outstanding equity interests of American Casino & Entertainment Properties LLC (“American”) for aggregate consideration consisting of $781.0 million in cash (subject to post-close adjustment provisions pursuant to the purchase agreement) and the issuance by the Company of 4,046,494 shares of its common stock (the “Acquisition”). Pursuant to the post-closing adjustment provisions in the purchase agreement, the cash portion of the consideration paid in the Acquisition was subsequently increased to $788.5 million.

On October 23, 2017, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that it had consummated the Acquisition and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Current Report on Form 8-K would be filed by amendment. This Amendment No. 1 to Current Report on Form 8-K (this “Amended Form 8-K”) amends the Initial Form 8-K to provide the required financial statements and pro forma financial information.

This Amended Form 8-K should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amended Form 8-K does not reflect events occurring after the filing of the Initial Form 8-K with the SEC on October 23, 2017 and no attempt has been made in this Amended Form 8-K to modify or update other disclosures as presented in the Initial Form 8-K.

Item 8.01Other Events.

In addition to the unaudited pro forma financial information filed as Exhibit 99.3 to this Amended Form 8-K, the Company has prepared the following non-GAAP financial information to present the unaudited pro forma Adjusted EBITDA of the Company for the year ended December 31, 2016 and the nine months ended September 30, 2017, based on the unaudited pro forma combined statements of operations of the Company, which were prepared as if the Acquisition occurred on January 1, 2016.

The following table presents unaudited pro forma combined net income and unaudited pro forma Adjusted EBITDA for the year ended December 31, 2016 and the nine months ended September 30, 2017:

	Year Ended	Nine Months Ended
($ in thousands)	12/31/2016	9/30/2017
Pro forma combined net revenues	$794,265	$638,094
Pro forma combined total expenses	715,290	562,045
Pro forma combined income from operations	78,975	76,049
Pro forma combined net income	$30,984	$34,664
Pro forma adjustments to pro forma combined net income:
Income tax provision	$5,096	$967
Interest expense, net	48,289	40,418
Merger expense	614	—
Share-based compensation	3,878	5,352
Gain on sale of land held for sale	(4,525)	—
(Gain) loss on disposal of property and equipment	(35)	915
Gain on revaluation of contingent consideration	—	(1,719)
Preopening expenses	2,471	1,128
Depreciation and amortization	51,520	39,374
Class action litigation expenses	—	1,585
Executive severance and sign-on bonuses	1,037	166
Other, net	(869)	—
Pro forma Adjusted EBITDA	$138,460	$122,850

To supplement information in the Company’s consolidated financial statements presented in accordance with United States generally accepted accounting principles (“GAAP”), the Company uses Adjusted EBITDA, which measure the Company believes is appropriate to provide meaningful comparison with, and to enhance an overall understanding of, a company’s past financial performance and prospects for the future. The Company believes Adjusted EBITDA provides useful information to both management and investors by excluding specific expenses and gains that it believes are not indicative of its core operating results. Further, Adjusted EBITDA is a measure of operating performance used by management, as well as industry analysts, to evaluate operations and operating performance and is widely used in the gaming industry. The presentation of this additional information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. In addition, other companies in the gaming industry may calculate Adjusted EBITDA differently than the Company does.

The unaudited pro forma financial information (both GAAP and non-GAAP) above has been prepared by management for illustrative purposes only and does not purport to represent what the results of operations or other financial information of the Company would have been if the Acquisition had occurred as of the date indicated or what such results will be for any future periods. The unaudited pro forma financial information is based on preliminary estimates and assumptions and on the information available at the time of the preparation of this report. Any of these preliminary estimates and assumptions may change, be revised or prove to be materially different, and the estimates and assumptions may not be representative of facts existing at the time of the Acquisition. The unaudited pro forma financial information does not reflect non-recurring charges that will be incurred in connection with the Acquisition, nor the cost savings and synergies expected to result from the Acquisition (and associated costs to achieve such savings or synergies), nor any costs associated with severance, restructuring or integration activities resulting from the Acquisition. Readers are therefore cautioned not to place undue reliance on the unaudited pro forma financial information. For information regarding the unaudited pro forma financial information and the associated adjustments, see the pro forma combined financial statements and the notes related thereto filed herewith as Exhibit 99.3, which are incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of American as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014, and the notes related thereto (the “Audited Financial Statements”), and the unaudited interim condensed consolidated financial statements of American as of September 30, 2017 and December 31, 2016 and for the three and nine months ended September 30, 2017 and 2016, and the notes related thereto (the “Interim Financial Statements”) are filed herein as Exhibit 99.1 and 99.2, respectively. The Audited Financial Statements and the Interim Financial Statements are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined balance sheet of the Company and American as of September 30, 2017 and the unaudited pro forma combined statements of operations for the year ended December 31, 2016 and the nine months ended September 30, 2017, and the notes related thereto are filed herein as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits

23.1	Consent of Grant Thornton LLP, dated January 3, 2018
99.1

Audited consolidated financial statements of American Casino & Entertainment Properties LLC as of December 31, 2016 and 2015 and for the years ended December 31, 2016, 2015 and 2014 and the notes related thereto

99.2

Unaudited interim condensed consolidated financial statements of American Casino & Entertainment Properties LLC as of September 30, 2017 and December 31, 2016 and for the three and nine months ended September 30, 2017 and 2016 and the notes related thereto

99.3

Unaudited pro forma combined financial statements of Golden Entertainment, Inc. and American Casino & Entertainment Properties LLC for the year ended December 31, 2016 and as of and for the nine months ended September 30, 2017 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC.
(Registrant)

Date: January 3, 2018	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	Executive Vice President, Chief Strategy Officer and Chief Financial Officer